Exhibit 99.3

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

FREDRIC D. PASCAL, derivatively on behalf of COLUMBIA FINANCIAL INC., and individually on behalf of himself and all other similarly situated stockholders of COLUMBIA FINANCIAL, INC.,	) ) ) ) )
	)	C.A. No. 2020-0320-SG
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Plaintiff,	)
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vs.	)
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FRANK CZERWINSKI, RAYMOND G. HALLOCK, NOEL R. HOLLAND, THOMAS J. KEMLY, HENRY KUIKEN, MICHAEL MASSOOD, JR., ELIZABETH E. RANDALL, and ROBERT VAN DYK,	) ) )
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Defendants,	)
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-and-)
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COLUMBIA FINANCIAL, INC., a Delaware Corporation,	)
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Nominal Defendant.	)

ORDER APPROVING NOTICE OF SETTLEMENT

AND SCHEDULING SETTLEMENT APPROVAL HEARING

WHEREAS, the parties to the above-captioned action (the “Action”) have entered into a Stipulation and Agreement of Compromise, Settlement and Release, dated December 10, 2021 (the “Stipulation”), which sets forth the terms and conditions for the proposed settlement and dismissal with prejudice of the Action, subject to review and approval by this Court pursuant to Court of Chancery Rules 23 and 23.1 and upon notice to the stockholders of nominal defendant Columbia Financial, Inc. (“Columbia Financial” or the “Company”);

NOW, upon application of the parties, after review and consideration of the Stipulation filed with the Court and the exhibits annexed thereto,

IT IS HEREBY ORDERED, ADJUDGED AND DECREED, this 15th day of December, 2021, as follows:

1. Except for terms defined herein, the Court adopts and incorporates the definitions in the Stipulation for the purposes of this order.

2. This Court hereby preliminarily approves, subject to further consideration at the Settlement Hearing described below, the Settlement set forth therein, including the terms and conditions for settlement and dismissal with prejudice of this Action.

3. For purposes of Settlement only, the Court preliminarily certifies that Court III of the Complaint is brought on behalf of a non-opt-out class (pursuant to Court of Chancery Rules 23(a), 23(b)(1) and 23(b)(2)) that consists of the holders of shares of Columbia Financial common stock as of April 12, 2019, the record date for the determination of stockholders entitled to vote at the Company's 2019 Annual Meeting, and their successors and assigns. Excluded from the Class are Defendants and their affiliates.

4. A hearing (the “Settlement Hearing”) shall be held on February 7, 2022, at 11:30 a.m. before the Delaware Court of Chancery, 34 The Circle, Georgetown, DE 19947, to: (a) determine whether the Class should be finally certified for purposes of Count III of this action; (b) determine whether the proposed Settlement, on the terms and conditions provided for in the Stipulation, is fair, reasonable and adequate and in the best interests of Columbia Financial and its current stockholders as of December 10, 2021, and the Class (as defined below) ; (c) determine whether the Court should enter an Order and Final Judgment as provided in the Stipulation, releasing the Released Claims; (d) hear the application by Plaintiff’s Counsel for an award of attorneys’ fees and reimbursement of litigation expenses; and (e) rule on such other matters as the Court may deem appropriate.

5. The Court reserves the right to adjourn the Settlement Hearing or any adjournment thereof, including the consideration of the application for attorneys’ fees, without further notice of any kind to stockholders of Columbia Financial or members of the Class, other than oral announcement at the Settlement Hearing or any adjournment thereof.

6. The Court reserves the right to approve the Settlement at or after the Settlement Hearing with such modification(s) as may be consented to by the Parties to the Stipulation and without further notice to stockholders of Columbia Financial or members of the Class.

7. The Court approves, in form and content, the Notice of Pendency of Derivative and Class Action, Proposed Settlement and Settlement Hearing (the “Notice”) substantially in the form attached as Exhibit A to the Stipulation.

8. Within ten (10) business days after the date of this Order, Columbia Financial shall cause the Notice to be sent to all stockholders of record as of the close of business on the date that the Stipulation was filed with the Court. All stockholders of record who are not also the beneficial owners of the shares of Columbia Financial common stock held by them of record shall be requested to forward the Notice to such beneficial owners of those shares. Columbia Financial (or its successor entity) shall use reasonable efforts to give notice to such beneficial owners by making additional copies of the Notice available to any record holder who, prior to the Settlement Hearing, requests the same for distribution to beneficial owners. No later than five days after the entry of this Order, Columbia Financial shall also file with the Securities Exchange Commission a Form 8-K announcing the proposed settlement and providing information to stockholders enabling them to access the Notice on the Company’s website.

9. The form and method of notice herein is the best notice practicable and constitutes due and sufficient notice of the Settlement Hearing to all persons entitled to receive such a notice. Counsel for Columbia Financial or its successor entity shall at least ten (10) business days prior to the Settlement Hearing, file with the Court an appropriate affidavit with respect to the preparation and mailing of the Notice. All proceedings in the Action, other than such proceedings as may be necessary to carry out the terms and conditions of the Settlement, are hereby stayed and suspended until further order of the Court. Pending final determination of whether the Settlement should be approved, Plaintiff and all Columbia Financial stockholders are barred and enjoined from commencing or prosecuting any action asserting any Released Claims as defined in the Stipulation, and all pending deadlines in any and all such actions shall be suspended.

10. Any Columbia Financial stockholder or member of the Class who objects to the Settlement, the Order and Final Judgment to be entered in the Action, and/or Plaintiff’s counsel’s application for attorneys’ fees, or who otherwise wishes to be heard, may appear in person or by such member’s attorney at the Settlement Hearing and present evidence or argument that may be proper and relevant; provided, however, that, except for good cause shown, no person shall be heard and no papers, briefs, pleadings or other documents submitted by any person shall be considered by the Court unless not later than fourteen (14) calendar days prior to the Settlement Hearing such person files with the Court and serves upon counsel listed below: (a) a written notice of intention to appear; (b) a statement of such person’s objections to any matters before the Court; and (c) the grounds for such objections and the reasons that such person desires to appear and be heard, documentation evidencing ownership of Columbia Financial stock and any other documents or writings such person desires the Court to consider. Such filings shall be served by e-filing, hand delivery or overnight mail upon the following counsel:

David A. Jenkins	Kenneth J. Nachbar
Smith, Katzenstein & Jenkins LLP	Morris Nichols Arsht & Tunnell LLP
1000 North West Street, 15th Floor	1201 North Market Street, 16th Floor
Wilmington, Delaware 19801	Wilmington, Delaware 19899
302-504-1654	302-351-9294
Attorneys for the Individual Defendants

Steven J. Purcell	Susan M. Hannigan
Purcell Julie & Lefkowitz LLP	Richards, Layton & Finger, P.A.
200 Park Avenue, Suite 1700	920 North King Street
New York, NY 10166	Wilmington, DE 19801
212-725-1000	(302) 651-7700
Attorneys for Plaintiff	Attorney for Nominal Defendant Columbia Financial, Inc.

11.       Unless the Court otherwise directs, no person shall be entitled to object to the approval of the Settlement, any judgment entered thereon, the certification of the Class, the adequacy of the representation of Columbia Financial or its stockholders by Plaintiff and his counsel, any award of attorneys’ fees, or otherwise be heard, except by serving and filing a written objection and supporting papers and documents as described in Paragraph 10. Any person who fails to object in the manner described above shall be deemed to have waived the right to object (including any right of appeal) and shall be forever barred from raising such objection in this or any other action or proceeding.

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12. Plaintiff shall file and serve his opening brief in support of the Settlement and his application for attorneys’ fees and expenses no later than twenty-eight (28) calendar days prior to the Settlement Hearing. Any objections to the application for attorneys’ fees and expenses shall be filed and served no later than fourteen (14) calendar days prior to the Settlement Hearing. Plaintiff may file a brief in further support of their application for attorneys’ fees and expenses and to respond to any objections, if necessary, no later than seven (7) calendar days prior to the Settlement Hearing.

13. If the Settlement, including any amendment made in accordance with the Stipulation, is not approved by the Court or shall not become effective for any reason whatsoever, the Settlement (including any modification thereof made with the consent of the Parties as provided for in the Stipulation), and any actions taken or to be taken in connection therewith (including this Order and any judgment entered herein) shall be terminated and become void and of no further force and effect, except for the obligation of Columbia Financial to pay for any expenses incurred in connection with the Notice and administration provided for by this Scheduling Order. In that event, neither the Stipulation nor any provision contained in the Stipulation, any action undertaken pursuant thereto, or the negotiation thereof by any party shall be deemed an admission or received as evidence in this or any other action or proceeding.

/s/Sam Glasscock III
Vice Chancellor Sam Glasscock III

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